SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 15, 1998

            Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
            ________________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE             33-55860                 52-6880113

(STATE OR OTHER JURISDICTION     (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)

      c/o Delaware Trust Capital Management, Inc.
      c/o First Union Trust Co., N.A.
      920 King Street, One Rodney Square, 1st Floor
      Wilmington, Delaware                                   19801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code (302)-888-7539

   ______________________________N/A_____________________________________
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           NOT APPLICABLE.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL  STATEMENTS,  PRO-FORMA FINANCIAL  INFORMATION
           AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

1. Indenture Trustee's Monthly Report in respect of the December 15, 1998 Distribution Date

2. Administrator's  Report in respect of the December 15, 1998
   Distribution Date

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TIERS Asset-Backed Securities
                               Series CHAMT Trust 1997-7

                               By: Delaware Trust Capital Management, Inc.,
                                   not in  its  individual capacity,
                                   but solely as Owner Trustee on behalf of
                                   TIERS Asset-Backed Securities,
                                   Series CHAMT Trust 1997-7

                               By:/S/ Stephen J. Kaba
                                  --------------------
                               Name:  Stephen J. Kaba
                               Title: Vice President

Dated: December 15, 1998



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                            EXHIBIT INDEX

Exhibit                                                              Page

1.  Indenture  Trustee's  Report in  respect  of the December 15,
    1998 Distribution                                                5-6

2.  Administrator's Report in respect of the December 15,
    1998 Distribution                                                7-8